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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 8, 2001
                                                 -----------------------------

                                AMERIPATH, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


               000-22313                                 65-0642485
     --------------------------------         ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                               7289 Garden Road
                                   Suite 200
                         Riviera Beach, Florida  33404
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         (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code (561) 845-1850
                                                   -----------------------------


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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On August 8, 2001, AmeriPath, Inc. (the "Company") announced the appointment of
Haywood D. Cochrane, Jr. to its Board of Directors, expanding the size of the Board of Directors from six to seven.

See the Company's Press Release dated August 8, 2001 attached as Exhibit 99.1 hereto, which Exhibit is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)    Exhibits

   Exhibit
   Number                                         Description
--------------      ------------------------------------------------------------

    99.1            Press Release dated August 8, 2001
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMERIPATH, INC.



Dated: August 8, 2001                        By: /s/ Gregory A. Marsh
                                                 Gregory A. Marsh
                                                 Vice President and
                                                 Chief Financial Officer

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                               INDEX TO EXHIBITS

   Exhibit
   Number                                Description
------------  ------------------------------------------------------------------

    99.1      Press Release dated August 8, 2001
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